EXHIBIT 23

Consent of Independent Registered Public Accounting Firm

To the Board of Directors
Pfizer Inc.:

We consent to the incorporation by reference in the registration statements listed below of Pfizer Inc. and Subsidiary Companies (Pfizer Inc.) of our reports dated February 25, 2021, with respect to the consolidated balance sheets of Pfizer Inc. as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes, and the effectiveness of internal control over financial reporting as of December 31, 2020, which reports appear in the 2020 Annual Report on Form 10-K of Pfizer Inc.

-Form S-8 dated October 27, 1983 (File No. 2-87473),
-Form S-8 dated March 22, 1990 (File No. 33-34139),
-Form S-8 dated January 24, 1991 (File No. 33-38708),
-Form S-8 dated November 18, 1991 (File No. 33-44053),
-Form S-8 dated May 27, 1993 (File No. 33-49631),
-Form S-8 dated May 19, 1994 (File No. 33-53713),
-Form S-8 dated October 5, 1994 (File No. 33-55771),
-Form S-8 dated December 20, 1994 (File No. 33-56979),
-Form S-8 dated March 29, 1996 (File No. 333-02061),
-Form S-8 dated September 25, 1997 (File No. 333-36371),
-Form S-8 dated June 19, 2000 (File No. 333-39606),
-Form S-8 dated April 27, 2001 (File No. 333-59660),
-Form S-8 dated April 16, 2003 (File No. 333-104582),
-Form S-8 dated November 18, 2003 (File No. 333-110571),
-Form S-8 dated December 18, 2003 (File No. 333-111333),
-Form S-8 dated April 26, 2004 (File No. 333-114852),
-Form S-8 dated March 1, 2007 (File No. 333-140987),
-Form S-4 dated March 27, 2009 (File No. 333-158237),
-Form S-8 dated October 16, 2009 (File No. 333-162519),
-Form S-8 dated October 16, 2009 (File No. 333-162520),
-Form S-8 dated October 16, 2009 (File No. 333-162521),
-Form S-8 dated March 1, 2010 (File No. 333-165121),
-Form S-8 dated March 2, 2015 (File No. 333-202437),
-Form S-4 dated September 3, 2015 (File No. 333-206758),
-Form S-3 ASR dated February 26, 2018 (File No. 333-223221), and
-Form S-8 dated August 8, 2019 (File No. 333-233166).

/s/ KPMG LLP
New York, New York February 25, 2021